SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        July 2, 2018
                       Date of Report
              (Date of Earliest Event Reported)

                    BC HOME CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

            ASPEN FOREST ACQUISITION CORPORATION
    (Former Name of Registrant as Specified in its Charter)

Delaware                  000-55887                82-3690229
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                       Number)
of incorporation)
                      39959 Michelle Street
                    Fremont, California 94538
      (Address of principal executive offices) (zip code)

                       650-669-5521
      (Registrant's telephone number, including area code

                  9545 Wilshire Boulevard
              Beverly Hills, California 90212
     (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

    On July 3, 2018, BC Home Corporation (formerly Aspen Forest Acquisition Corporation. (the "Registrant" or the "Company") issued shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 90% of the total outstanding 5,500,000 shares of common stock as follows:

         Abrar Elahi Siddqui 5,000,000

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company intends to develop through the growth and development of its business plan. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

TEM 5.01 Changes in Control of Registrant

    On July 2, 2018, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant cancelled an aggregate of 19,500,00 of the then 20,000,000 shares of outstanding stock valued at par.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 7, 2017 as amended and supplemented by the information contained in this report.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On July 2, 2018, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Abrar Elahi Siddqui was named the sole officer and director.

    Abrar Elahi Siddqui serves as President, Chief Financial Officer, Secretary and sole director of the Company. In 2012, Mr. Siddqui started AR Imaging which company purchases used medical equipment from medical facilities and sells that equipment to overseas customers. Mr. Siddqui continues to own and operate this business. In 2013, Mr. Siddqui, entered the house remodeling business with a couple of construction and engineering partners. The team focused the construction on adding a secondary rental unit to a single free standing residential home thereby increasing the property value and generate rental income. The addition to these houses required city and county zoning and construction permitting and few units are available for this development. In 2017, Mr. Siddqui turned his residential development business to focus on purchase, redevelopment, and management of stress properties, particularly non-residential stressed properties such as hotels and apartment complexes.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               BC HOME CORPORATION
Date: July 3, 2018
                              /s/ Abrar Siddqui, President